UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 14, 2006

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2006, the Compensation Committee of the Board of Directors of II-VI Incorporated (the “Company”) granted certain name executive officers Performance Share Awards under the Company’s 2005 Omnibus Incentive Plan (the “Plan”). The awards establish specific performance goals for the six month period ended June 30, 2006 (the “Performance Period”). The awards provide for the issuance of shares of Company common stock (the “Performance Shares”) in the event that the Company achieves consolidated revenue (“Revenue Awards”) or consolidated net cash provided by operating activities (“Cash Flow Awards”) in excess of established goals for the Performance Period.

The Performance Shares under Revenue Awards and under Cash Flow Awards (collectively the “Awards”) are earned as follows: achieving 79.99% or less of the performance goal earns 0% of the target award; achieving from 80.0% up to 99.99% of the performance goal earns from 50.0% up to 99.99% of the target award; achieving 100.0% of the performance goal earns 100.0% of the target award; achieving from 100.01% up to 119.99% of the performance goal earns from over 100.01% up to 149.99% of the target award and achieving 120.0% or greater of the performance goal earns 150.0% of the target award. Performance Shares earned under the Awards are to be issued as soon as administratively practicable after the completion of the Performance Period and upon the determination of the Compensation Committee that the one or more of the performance goals have been achieved and at what level. Payout of Revenue Awards is not contingent upon payout of Cash Flow Awards and vice versa. The Performance Share target awards for the named executive officers are as follows:

	Revenue Award	Cash Flow Award
Carl J. Johnson	4,200 shares	4,200 shares
Francis J. Kramer	3,500 shares	3,500 shares
Craig A. Creaturo	1,400 shares	1,400 shares

The Compensation Committee also approved the form of Performance Share Award agreement to be used under the Plan. A copy of such form is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
10.1	II-VI Incorporated Performance Share Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: February 16, 2006	By:	/s/ Carl J. Johnson
Carl J. Johnson
Chairman and Chief Executive Officer

Date: February 16, 2006	By:	/s/ Craig A. Creaturo
Craig A. Creaturo
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	II-VI Incorporated Performance Share Award